FLEET STATUS REPORT

Transocean

Transocean
DEEPWATER TITAN

October 2023

Transocean Ltd. (NYSE: RIG)

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Updated: October 18, 2023
Revisions Noted in Bold

			Primary								Dayrate on	Dayrate on
			Hookload	Yr. (1)	Water	Drilling			Estimated	Estimated	Current	Previous
	Footnote	Floater	Capacity	Entered	Depth	Depth			Contract	Expiration	Contract (3)	Contract (3)
Rig Type/Name	References	Type	(Short Tons)	Service	(Feet)	(Feet)	Location	Customer	Start Date (2)	Date (2)	(Dollars)	(Dollars)	Additional Comments
Rigs Under Construction (1)
Deepwater Aquila	(6), (7)	ship	1,400	TBA	12,000	40,000	Brazil	Petrobras	Jun-24	Jun-27	448,000	N/A
Ultra-Deepwater (28)
Deepwater Titan	(5)	ship	1,700	2023	12,000	40,000	USGOM	Chevron	May-23	Mar-28	455,000	N/A	Excludes additional services
Deepwater Atlas	(8), (25)	ship	1,700	2022	12,000	40,000	USGOM	Beacon	Jul-23	Dec-23	268,000	315,000	Excludes additional services
							USGOM	Beacon	Dec-23	Sep-24	455,000	268,000	Excludes additional services
Deepwater Poseidon	(5)	ship	1,400	2018	12,000	40,000	USGOM	Shell	Sep-18	Feb-28	487,000	N/A	Excludes additional services
Deepwater Pontus	(5)	ship	1,400	2017	12,000	40,000	USGOM	Shell	Oct-17	Oct-27	484,000	N/A	Excludes additional services
Deepwater Conqueror	(22)	ship	1,400	2016	12,000	40,000	USGOM	Chevron	Apr-23	Mar-25	440,000	335,000	Excludes additional services
Deepwater Proteus	(5)	ship	1,400	2016	12,000	40,000	USGOM	Shell	Aug-16	May-26	490,000	N/A	Excludes additional services
Deepwater Thalassa	(5)	ship	1,400	2016	12,000	40,000	USGOM	Shell	Jul-16	Feb-26	481,000	N/A	Excludes additional services
Deepwater Asgard	(23)	ship	1,400	2014	12,000	40,000	USGOM	Hess Corporation	Apr-23	Apr-24	440,000	395,000	Excludes additional services
Deepwater Invictus	(5), (14)	ship	1,400	2014	12,000	40,000	Mexico	Not Disclosed	Nov-25	Nov-28	480,000	440,000
Ocean Rig Apollo		ship	1,250	2015	12,000	40,000				Stacked May-16
Ocean Rig Athena		ship	1,250	2014	12,000	40,000				Stacked Mar-17
Deepwater Skyros	(7)	ship	1,250	2013	12,000	40,000	Angola	TotalEnergies	Dec-22	Jun-24	310,000	195,000	Excludes additional services
Ocean Rig Mylos		ship	1,250	2013	12,000	40,000				Stacked Sep-16
Discoverer Inspiration		ship	1,130	2010	12,000	40,000				Idle Apr-23
Discoverer India		ship	1,130	2010	12,000	40,000				Stacked Jul-20
Discoverer Americas		ship	1,130	2009	12,000	40,000				Stacked Apr-16
Discoverer Clear Leader		ship	1,130	2009	12,000	40,000				Stacked Jun-19
Deepwater Corcovado	(6), (7)	ship	1,000	2011	10,000	35,000	Brazil	Petrobras	Aug-23	Jul-27	404,000	203,000
Deepwater Mykonos	(6), (7)	ship	1,000	2011	10,000	35,000	Brazil	Petrobras	Aug-23	Oct-23	-	N/A	Contract Preparation - 42 days
	(6), (7)						Brazil	Petrobras	Oct-23	Dec-24	369,000	228,000
Deepwater Orion	(6), (7)	ship	1,000	2011	10,000	35,000	Brazil	Petrobras	Jan-24	Jan-27	421,000	N/A
Deepwater Champion		ship	1,000	2011	12,000	40,000				Stacked Feb-16
Dhirubhai Deepwater KG2	(6), (7)	ship	1,000	2010	12,000	35,000	Brazil	Petrobras	Nov-23	Jan-24	408,000	190,000
							Brazil	Petrobras	Jan-24	Mar-24	-	N/A	Contract Preparation - 45 days
	(6), (7)						Brazil	Petrobras	Mar-24	Jul-26	443,000	408,000
Petrobras 10000	(5), (6), (15)	ship	1,000	2009	12,000	37,500	Brazil	Petrobras	Sep-23	Sep-24	397,000	332,000
	(5), (6), (15)						Brazil	Petrobras	Sep-24	Sep-25	408,000	397,000
	(5), (6), (15)						Brazil	Petrobras	Sep-25	Sep-26	421,000	408,000
	(5), (6), (15)						Brazil	Petrobras	Sep-26	Sep-27	433,000	421,000
	(5), (6), (15)						Brazil	Petrobras	Sep-27	Sep-28	446,000	433,000
	(5), (6), (15)						Brazil	Petrobras	Sep-28	Jul-29	460,000	446,000
Dhirubhai Deepwater KG1		ship	1,000	2009	12,000	35,000	India	Reliance	Sep-23	Oct-23	330,000	169,500
							India	Reliance	Oct-23	Dec-23	348,000	330,000
									Dec-23	Feb-24	-	N/A	Contract Preparation - 45 days
							India	ONGC	Feb-24	Oct-25	347,500	348,000
Development Driller III		semi	1,000	2009	7,500	37,500				Idle Aug-23
GSF Development Driller I		semi	1,000	2005	7,500	37,500				Stacked Nov-20
Deepwater Nautilus		semi	1,000	2000	8,000	30,000				Stacked Nov-22
Discoverer Luanda		ship	750	2010	7,500	40,000				Stacked Feb-18

									Q4 2023	Q1 2024	Q2 2024	Q3 2024
							Estimated Average Contract Dayrates (5)		$416,000	$427,000	$427,000	$437,000

			Primary								Dayrate on	Dayrate on
			Hookload	Yr. (1)	Water	Drilling			Estimated	Estimated	Current	Previous
	Footnote	Floater	Capacity	Entered	Depth	Depth			Contract	Expiration	Contract (3)	Contract (3)
Rig Type/Name	References	Type	(Short Tons)	Service	(Feet)	(Feet)	Location	Customer	Start Date (2)	Date (2)	(Dollars)	(Dollars)	Additional Comments
Harsh Environment (9)
Transocean Norge	(6), (7), (11)	semi	1,000	2019	10,000	40,000	Norway	Wintershall DEA/OMV	May-23	Jan-24	345,000	345,000	Excludes additional services
	(6), (7), (11)						Norway	Wintershall DEA/OMV	Jan-24	Apr-24	415,000	345,000	Excludes additional services
	(6), (7), (11)						Norway	Wintershall DEA/OMV	Apr-24	Aug-24	365,000	415,000	Excludes additional services
	(6), (7), (11)						Norway	Wintershall DEA/OMV	Aug-24	Oct-24	415,000	365,000	Excludes additional services
	(6), (7), (11)						Norway	Wintershall DEA/OMV	Oct-24	Nov-24	415,000	415,000	Excludes additional services
	(6), (7), (11)						Norway	Wintershall DEA/OMV	Nov-24	Dec-24	365,000	415,000	Excludes additional services
	(6), (7), (11)						Norway	Wintershall DEA/OMV	Dec-24	Feb-25	420,000	365,000	Excludes additional services
	(6), (7), (11)						Norway	Wintershall DEA/OMV	Feb-25	Mar-25	415,000	420,000	Excludes additional services
	(6), (7), (11)						Norway	Wintershall DEA/OMV	Mar-25	Dec-25	420,000	415,000	Excludes additional services
	(6), (7), (11)						Norway	Wintershall DEA/OMV	Dec-25	Jun-27	420,000	420,000	Excludes additional services
Transocean Spitsbergen	(5), (6), (7)	semi	1,000	2010	10,000	30,000	Norway	Equinor	Jun-23	Nov-23	312,000	297,000	Excludes additional services
	(5), (6), (7)						Norway	Equinor	Nov-23	Apr-25	334,000	311,000	Excludes additional services
Transocean Barents	(7)	semi	1,000	2009	10,000	30,000	Lebanon	TotalEnergies	Aug-23	Oct-23	365,000	310,000
	(7)						Cyprus	ENI (TotalEnergies Farmout)	Oct-23	Jan-24	370,000	365,000
Transocean Enabler	(5), (6), (7)	semi	750	2016	1,640	28,000	Norway	Equinor	Jul-23	Mar-24	413,000	422,000
	(5), (6), (7)						Norway	Equinor	Mar-24	Oct-25	390,000	413,000
Transocean Encourage	(5), (6), (7)	semi	750	2016	1,640	28,000	Norway	Equinor	Jun-23	Nov-23	409,000	405,000
	(5), (6), (7)						Norway	Equinor	Nov-23	Feb-25	364,000	409,000
	(5), (6), (7)						Norway	Not Disclosed	Feb-25	Feb-26	465,000	364,000
Transocean Endurance		semi	750	2015	1,640	28,000	Australia	Not Disclosed	Jan-24	Feb-25	380,000	385,000
Transocean Equinox		semi	750	2015	1,640	28,000	Australia	Not Disclosed	Feb-24	Nov-24	455,000	477,000
							Australia	Not Disclosed	Feb-25	Mar-26	485,000	455,000
Paul B. Loyd, Jr.	(4), (5), (6), (7)	semi	750	1990	2,000	25,000	UKNS	Harbour Energy	Aug-23	Nov-23	175,000	175,000
	(4), (5), (6), (7)						UKNS	Harbour Energy	Nov-23	Aug-24	175,000	175,000
Henry Goodrich		semi	750	1985/2007	5,000	30,000				Stacked Mar-20

									Q4 2023	Q1 2024	Q2 2024	Q3 2024
							Estimated Average Contract Dayrates (5)		$339,000	$351,000	$353,000	$362,000

			Primary								Dayrate on	Dayrate on
			Hookload	Yr. (1)	Water	Drilling			Estimated	Estimated	Current	Previous
	Footnote	Floater	Capacity	Entered	Depth	Depth			Contract	Expiration	Contract (3)	Contract (3)
Rig Type/Name	References	Type	(Short Tons)	Service	(Feet)	(Feet)	Location	Customer	Start Date (2)	Date (2)	(Dollars)	(Dollars)	Additional Comments
Fixed-Price Options - See Footnote 9
Ultra-Deepwater (1)
Deepwater Mykonos	(6), (7), (19)	ship	1,000	2011	10,000	35,000	Brazil	Petrobras	Jan-25	Apr-25	369,000	
Harsh Environment (5)
Transocean Spitsbergen	(5), (6), (7)	semi	1,000	2010	10,000	30,000	Norway	Equinor	Apr-25	Jul-25	366,000
Transocean Barents	(7), (10)	semi	1,000	2009	10,000	30,000	TBD	TotalEnergies	Jan-24	Mar-24	TBD
	(7), (10)	semi		2009	10,000	30,000	TBD	TotalEnergies	Mar-24	Jun-24	TBD
Transocean Endurance		semi	750	2015	1,640	28,000	Australia	Not Disclosed	Feb-25	Mar-25	390,000
							Australia	Not Disclosed	Mar-25	May-25	390,000
							Australia	Not Disclosed	May-25	Jul-25	390,000
							Australia	Not Disclosed	Jul-25	Jan-26	390,000
Transocean Enabler	(5), (6), (7)	semi	750	2016	1,640	28,000	Norway	Equinor	Oct-25	Nov-25	430,000
	(5), (6), (7)						Norway	Equinor	Nov-25	Dec-25	430,000
	(5), (6), (7)						Norway	Equinor	Dec-25	Dec-25	430,000
	(5), (6), (7)						Norway	Equinor	Dec-25	Jan-26	430,000
	(5), (6), (7)						Norway	Equinor	Jan-26	Feb-26	430,000
	(5), (6), (7)						Norway	Equinor	Feb-26	Feb-26	430,000
	(5), (6), (7)						Norway	Equinor	Feb-26	Mar-26	430,000
	(5), (6), (7)						Norway	Equinor	Mar-26	Jun-26	430,000
Transocean Equinox		semi	750	2015	1,640	28,000	Australia	Not Disclosed	Nov-24	Jan-25	455,000
							Australia	Not Disclosed	Mar-26	May-26	505,000
							Australia	Not Disclosed	May-26	Jul-26	505,000
							Australia	Not Disclosed	Jul-26	Sep-26	505,000
							Australia	Not Disclosed	Sep-26	Oct-26	505,000
							Australia	Not Disclosed	Nov-26	Dec-26	505,000
							Australia	Not Disclosed	Dec-26	Jan-27	510,000
							Australia	Not Disclosed	Jan-27	Mar-27	510,000
							Australia	Not Disclosed	Mar-27	Apr-27	510,000
							Australia	Not Disclosed	Apr-27	May-27	520,000
							Australia	Not Disclosed	May-27	Jun-27	520,000
							Australia	Not Disclosed	Jun-27	Jun-27	520,000
							Australia	Not Disclosed	Jul-27	Jul-27	540,000
							Australia	Not Disclosed	Jul-27	Aug-27	540,000
							Australia	Not Disclosed	Aug-27	Oct-27	540,000
							Australia	Not Disclosed	Oct-27	Oct-27	540,000
							Australia	Not Disclosed	Nov-27	Nov-27	540,000
							Australia	Not Disclosed	Dec-27	Dec-27	540,000
							Australia	Not Disclosed	Dec-27	Jan-28	485,000
							Australia	Not Disclosed	Jan-28	Jan-28	485,000
							Australia	Not Disclosed	Jan-28	Feb-28	540,000
							Australia	Not Disclosed	Feb-28	Apr-28	540,000

Revisions Noted in Bold
Footnotes

(1)	Dates shown are the original service date and the date of the most recent upgrade, if any.
(2)

Estimated Contract Start and Estimated Expiration Dates are generally calculated as follows: (1) for events estimated to occur between the 1st and 15th of a month, the previous month or quarter is reported (i.e. a contract which is estimated to commence on March 4, 2021 will be reported as commencing in February 2021) and (2) for events estimated to occur between the 16th and the end of a month, the actual month or quarter is reported (i.e. a contract which is estimated to commence on March 24, 2021 will be reported as commencing in March 2021). Expiration dates represent the company's current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two or more contracts in continuation, so the last line shows the estimated earliest availability. Many contracts permit the customer to extend the contract.

(3)

Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig's operating performance against a performance curve. Please refer to the “Customer Contract Duration, Timing and Dayrates and Risks Associated with Operations” section of the Disclaimers & Definitions for a description of dayrates. This column may not reflect the rate currently being received under the contract as a result of an applicable standby rate or other rate, which typically is less than the contract dayrate.

(4)	Paul B. Lloyd, Jr. is classified as held for sale. Transocean will operate the rig until the transaction closes (expected by YE23).
(5)

If the dayrate is disclosed, reflects the current contracted dayrate which could reflect prior cost escalations, or de-escalations, and could change in the future due to further cost escalations, or de-escalations.

(6)

If the dayrate is disclosed, reflects the current contracted dayrate which, along with costs, includes a foreign currency component. Changes in the value of the U.S. dollar relative to certain foreign currencies will result in an adjustment to the dayrate according to the terms of the contract. The dayrate adjustment generally offsets the foreign currency exchange-related change in costs.

(7)	If the dayrate is disclosed, the contract provides for a bonus incentive opportunity not reflected in the current contract dayrate.
(8)	Customer pays an additional MPD standby rate and may call-off full MPD services to be provided at any time resulting in incremental $32,000 MPD operating rate to be paid to Transocean.
(9)

Fixed price options may be exercised at the customer’s discretion. During periods when dayrates on new contracts are increasing relative to existing contracts, the likelihood of customers exercising fixed price options increases. During periods when dayrates on new contracts are decreasing relative to existing contracts, the likelihood of customers exercising fixed price options declines.

(10)

The first priced option may be exercised for an estimated 67-day term in the East Mediterranean Sea at a dayrate of $375K/d. The second priced option may be exercised for an estimated 67-day term in the East Mediterranean Sea at a dayrate of $390K/d. These options may be exercised independently.

(11)

We hold a 33.0% ownership interest in the unconsolidated company owning the rig. Our customer has entered into the drilling contract with the operating company, a wholly owned subsidiary. Our contract backlog includes and we will recognize 100% of the contract drilling revenues associated with the drilling contract.

(12)	Reserved
(13)	Reserved
(14)

We have assigned the contract to the Deepwater Invictus. However, under the terms of the contract, Transocean has the right to designate one of three rigs: Deepwater Invictus, Deepwater Proteus or Deepwater Thalassa by November 1, 2024. The commencement window is November 1, 2025 to August 1, 2026. The contractual dayrate is subject to a semi-annual cost adjustment mechanism with a baseline established as of July 1, 2023.

(15)	The dayrate disclosed excludes a 5% royalty related to Transocean's dual activity patent.
(16)	Reserved
(17)	Reserved
(18)	Reserved
(19)	Contract includes multiple option periods of minimum 90 days up to 279 days.
(20)	Reserved
(21)	Reserved
(22)	In addition to operating dayrate, up to an incremental $39,000 per day may be paid for additional products and services.
(23)	In addition to operating dayrate, up to an incremental $40,000 per day may be paid for additional products and services.
(24)	Reserved
(25)	The prior dayrate of $315,000 included a lump sum payment of $11.8M prorated over the estimated 255-day duration of the original drilling program.

Disclaimers & Definitions

The information contained in this Fleet Status Report (the “Information”) is as of the date of the report only and is subject to change without notice to the recipient. Transocean Ltd. assumes no duty to update any portion of the Information.

DISCLAIMER. NEITHER TRANSOCEAN LTD. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED “AS IS.” Neither Transocean Ltd. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

No Unauthorized Publication or Use. All information provided by Transocean in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean.

Customer Contract Duration, Timing and Dayrates and Risks Associated with Operations. The duration and timing (including both starting and ending dates) of the customer contracts are estimates only, and customer contracts are subject to cancellation, suspension and delays for a variety of reasons, including some beyond the control of Transocean. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean. Our customer contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov. The dayrates do not include revenue for mobilizations, demobilizations, upgrades, shipyards or recharges.

Out of Service. The time associated with committed shipyards, upgrades, surveys, repairs, regulatory inspections, contract preparation or other committed activity on the rig and is not expected to earn an operating dayrate, Contract preparation refers to periods during which the rig is undergoing modifications or upgrades as a result of contract requirements.

•

The references included in this Fleet Status Report may not be firm and could change significantly based on a variety of factors. Any significant changes to our estimates of out of service time will be reflected in subsequent Fleet Status Reports, as applicable.

•

In some instances such as certain mobilizations, upgrades and shipyards, we are paid compensation by our customers that is generally recognized over the life of the primary contract term of the drilling contract.

Forward-Looking Statement. The statements made in the Fleet Update that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Fleet Update include, but are not limited to, statements involving the estimated duration of customer contracts, contract dayrate amounts, future contract commencement dates and locations and planned shipyard projects and other out of service time. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, shipyard delays, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, Transocean’s ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, factors affecting the duration of contracts including well-in-progress provisions, the actual amount of downtime, factors resulting in reduced applicable dayrates, hurricanes and other weather conditions, terrorism, political and other uncertainties inherent in non-U.S. operations (including the risk of war, civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in Transocean’s most recently filed Form 10-K, in Transocean’s Forms 10-Q for subsequent periods and in Transocean’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.

Fleet Classifications. Transocean uses classifications for its drillships and semisubmersibles as follows: “Ultra-Deepwater” are the latest generation of drillships and semisubmersible rigs and are capable of drilling in water depths equal to or greater than 7,500 feet; “Harsh Environment” are premium rigs equipped for year-round operations in harsh environments.

Stacking. An "Idle" rig is primarily between contracts, readily available for operations, and operating costs are typically at or near normal levels. A "Stacked" rig, on the other hand, is primarily manned by a reduced crew or unmanned and typically has reduced operating costs and is (i) preparing for an extended period of inactivity, (ii) expected to continue to be inactive for an extended period, or (iii) completing a period of extended inactivity. However, stacked rigs will continue to incur operating costs at or above normal operating costs for approximately 30 days following initiation of stacking.